                                  AIM GLOBAL
                                 INCOME FUND



[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                 APRIL 30, 1998

                             AIM GLOBAL INCOME FUND

                            For shareholders who seek

                         a high level of current income.

                         The Fund invests in a portfolio

                               of debt securities

                           issued by U.S. and foreign

                          governments and corporations.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98, the most recent calendar quarter end, were as follows: For Class A shares, one year, 8.51%; since inception (9/15/94), 9.99%. For Class B shares, one year, 8.31%; since inception (9/15/97), 10.28%. From their inception date (8/4/97), Class C shares produced cumulative total return of 6.24%.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B shares and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 divided by the most recent month-end net asset value.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations of the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate- and long-term U.S. Treasury and U.S. government agency securities.
o The Salomon Brothers World Government Bond Index is an unmanaged composite of long-term foreign government debt securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.



    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter





                   Dear Fellow Shareholder:

                   Last October, equity markets worldwide had just been shaken
   [PHOTO OF       by the currency crisis in Southeast Asia. By the April 30,
  Charles T.       1998, end of this reporting period, most markets had
    Bauer,         recovered nicely, with domestic equities reaching new highs
 Chairman of       and European markets outdoing even the U.S.'s heady pace.
 the Board of      Only Asian markets remained in the doldrums. Bonds have
   THE FUND        turned in a solid performance with generous real returns,
 APPEARS HERE]     though not as spectacular as some had predicted when the
                   Asian crisis first broke.
                       However, by the close of this reporting period, many
                   market participants were uneasy. Some participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. The growth of European markets also exceeded everyone's expectations, and some wondered how long the rise could continue. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, bull markets do end, and markets became less ebullient shortly after this reporting period closed. For investors, the best course is to remain realistic and ready. A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds-- Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

DISCIPLINED STRATEGY BOOSTS FUND

A roundtable discussion with the Fund management team for AIM Global Income Fund for the six months ended April 30, 1998.
--------------------------------------------------------------------------------

Q. IT WAS A CHALLENGING PERIOD FOR GLOBAL BOND INVESTORS. HOW DID AIM GLOBAL INCOME FUND PERFORM?

A. Your Fund's diversified, three-pronged investment approach and its emphasis on developed markets enabled it to post respectable gains, despite a strong U.S. dollar which adversely affected returns for U.S. investors in foreign bonds. For the six months ended April 30, 1998, cumulative total return for Class A, B, and C shares was 4.64%, 4.36%, and 4.27%, respectively. That handily beat the 0.52% total return for the Salomon Brothers World Government Bond Index.
        The Fund continued to provide a high level of current income. As of April 30, 1998, the Fund's 30-day distribution rate at net asset value was 6.53% for Class A shares and 5.99% for Class B and C shares. The Fund's 30-day yield at maximum offering price was 5.63% for Class A shares and 5.42% for Class B and Class C shares.
        During the reporting period, net assets in the Fund increased from $56 million to $72 million.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY, GIVEN THE CHALLENGING MARKET ENVIRONMENT?

A. We maintained our disciplined strategy of investing in the three major bond classes: foreign bonds, domestic investment-grade bonds, and high-yield securities. These three types of bonds tend to react differently to various economic and market trends. Diversifying the portfolio in this way can reduce the risk associated with investing in a single bond class. Additionally, it can enhance total return by positioning the Fund to take advantage of a rally in one or more segments of the bond market.
        At the end of the reporting period, the Fund's total assets were divided as follows: foreign bonds, 39.41%; domestic investment grade bonds, 27.68%; high-yield bonds, 26.81%; and other assets, 6.10%.

Q.  WHAT WERE SOME OF THE TRENDS IN THE FOREIGN-BOND MARKET?

A. Foreign bonds benefited from the low-inflation, low-interest-rate environment in most developed countries. Corporate restructuring overseas and global competition helped keep retail prices from rising significantly. The efforts of foreign governments to balance their budgets and reduce their deficits also helped to curtail inflation.
        The lingering effects of the Asian currency crisis most adversely affected emerging-market debt. Since we invest primarily in developed countries and had little exposure to Asian markets, the ongoing problems in the Far East had little impact on the Fund's performance.

================================================================================
TOTAL RETURN
--------------------------------------------------------------------------------
For six months ended 4/30/98


     4.64%     4.36%     4.27%     0.52%


    Class A   Class B  Class C    Salomon
    Shares    Shares   Shares     Brothers
                                   World
                                 Government
                                   Index
================================================================================

PORTFOLIO COMPOSITION

As of 4/30/98, based on total assets

================================================================================
Domestic Investment Grade Bonds         27.68%

High-Yield Bonds                        26.81%

Foreign Bonds                           39.41%

Other Assets                             6.10%
================================================================================

                      -------------------------------------

                            Your Fund's diversified,

                        three-pronged investment approach

                      and its emphasis on developed markets

                   enabled it to post respectable gains . . .

                      -------------------------------------

           See important fund & index disclosures inside front cover.

================================================================================
TOP FIVE BOND HOLDINGS
As of 4/30/98, based on total net assets
--------------------------------------------------------------------------------
                                       Coupon         Maturity         %
1. U.S. Treasury Notes                  6.25%          8/31/02       2.14%
2. United Kingdom Treasury              7.00%          11/6/01       1.92
3. New South Wales Treasury Corp        8.00%          3/1/08        1.55
4. Mercantile Bancorp                   7.30%          6/15/07       1.47
5. ConAgra, Inc.                        7.125%        10/01/26       1.33

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

        Bond markets we liked included Australia, the United Kingdom, and Sweden. In local currency terms, most of the foreign markets where the Fund invests performed well during the reporting period. However, the strength of the U.S. dollar relative to most other major currencies diminished returns for U.S. investors. The Fund mitigated the effect of a strong dollar by selectively hedging some of its currency exposure.

Q.  HOW DID DOMESTIC INVESTMENT-GRADE BONDS FARE?

A. The Asian currency crisis added momentum to a rally in the domestic investment-grade bond market that began prior to the reporting period. Domestic investment-grade bonds, especially U.S. Treasury securities, benefited from heightened volatility and weakness in the stock market, stemming from the troubles in the Far East.
        Early in 1998, however, the bond rally began to lose some of its vigor as the U.S. economy continued to grow at a healthy pace, dampening prospects that the Federal Reserve Board (the Fed) would lower interest rates in the immediate future. Domestic investment-grade bond prices remained essentially flat for the remainder of the reporting period as reflected in the yield of the benchmark 30-year Treasury bond, which was 5.92% on December 31, 1997 and 5.95% on April 30, 1998.

Q.  WHAT ABOUT HIGH-YIELD BONDS?

A. Once again, high-yield bonds were the top-performing portion of the portfolio because of strong economic growth throughout the reporting period. High-yield bonds usually benefit from a vibrant economy. When business conditions and cash flows are favorable, corporate issuers of high-yield bonds are generally better able to meet their debt obligations.

Q. WHAT ARE SOME OF THE SECTORS WITHIN THE THREE BOND CLASSES THAT YOU FOUND ATTRACTIVE?

A. We especially liked the bonds of media and telecommunications companies. These companies in particular benefited from favorable business conditions and cash flows during the reporting period.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
A. There were 194 holdings in the Fund as of April 30, 1998. The weighted average maturity of the portfolio was 10.44 years and its duration was 6.29 years. The Fund had an average portfolio quality rating of A as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

Q.  WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE FUND?

A. We believe there are a number of reasons to be optimistic about global bonds. Corporate restructuring, international competition, and the efforts of governments to balance budgets and reduce deficits should help to keep inflation contained, and that should be good for foreign bonds.
        The coming European Monetary Union (EMU) also should give bonds a boost. The EMU, an economic and monetary union of 11 European countries, is scheduled to become a reality in January 1999. It will replace 11 small bond markets with one large bond market. We believe this will encourage the expansion of the corporate bond market in Europe, which is not as highly developed as it is in the U.S. and create more investment opportunities for the Fund.
        In the U.S., economic growth continues to be robust, but without significant inflation. For example, the gross domestic product (GDP) grew at a healthy 4.8% annualized rate in the first quarter of 1998. However, the inflation rate for the year ended April 30 was only 1.4%. And the Fed has left interest rates unchanged for more than a year. Should these conditions persist, it should extend the favorable environment for domestic investment-grade and high-yield bonds.
        Whatever the trends in the market, we will maintain our three-pronged approach of investing in foreign, domestic investment-grade, and high-yield bonds in an effort to reduce risk and enhance potential return.


                            Corporate restructuring,

                         international competition, and

                          the efforts of governments to

                       balance budgets and reduce deficits

                    should help to keep inflation contained,

                            and that should be good

                               for foreign bonds.


           See important fund & index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 9/15/94-4/30/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Government Bond Index and the Salomon Brothers World Government Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 4/30/98, including sales charges

CLASS A SHARES

Inception (9/15/94)           9.81%
  3 Years                     9.04
  1 Year                      7.59*

CLASS B SHARES

Inception (9/15/94)          10.08%
  3 Years                     9.42
  1 Year                      7.33**

CLASS C SHARES

Inception (8/4/97)            6.39%***

*12.94% excluding sales charges.

**12.33% excluding sales charges.

***7.39% excluding sales charges. Total return is cumulative total return that has not been annualized.
================================================================================


--------------------------------------------------------------------------------
Class A                Class B         Lehman Brothers         Solomon Brothers
                                       Government              World Government
                                       Bond Index              Bond Index
--------------------------------------------------------------------------------
$9,613.00            $10,079.00           $9,992.00             $10,160.00

$9,671.00            $10,128.00          $10,221.00             $10,259.00

$10,314.00           $10,789.00          $10,644.00             $11,353.00

$10,711.00           $10,182.00          $11,117.00             $11,769.00

$11,158.00           $11,647.00          $11,529.00             $11,705.00

$11,463.00           $11,948.00          $11,948.00             $11,813.00

$11,456.00           $11,926.00          $11,531.00             $11,690.00

$11,695.00           $12,160.00          $11,689.00             $12,011.00

$12,298.00           $12,772.00          $12,118.00             $12,333.00

$12,467.00           $12,931.00          $12,217.00             $12,064.00

$12,426.00           $12,871.00          $12,278.00             $11,778.00

$13,094.00           $13,546.00          $12,878.00             $12,147.00

$13,411.00           $13,855.00          $13,166.00             $12,656.00

$13,770.00           $14,219.00          $13,573.00             $12,545.00

$14,034.00           $14,159.00          $13,635.00             $12,722.00

Past performance cannot guarantee comparable future results.
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares of the Fund will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS & NOTES-62.44%

AGRICULTURAL PRODUCTS-0.15%

Hines Horticulture, Inc., Series B
  Sr. Gtd. Sub. Notes, 11.75%,
  10/15/05                             $  100,000    $   110,500
----------------------------------------------------------------

AIR FREIGHT-0.49%

Atlas Air, Inc., Sr. Notes, 9.25%,
  04/15/08 (Acquired 04/07/98; Cost
  $349,535)(b)                            350,000        351,750
----------------------------------------------------------------

AIRLINES-2.60%

Airplanes Pass Thru Trust, Sub.
  Bonds, 10.875%, 03/15/19                230,000        256,020
----------------------------------------------------------------
America West Airlines, Inc., Pass
  Thru Certificates, 6.86%, 07/02/04      588,000        581,602
----------------------------------------------------------------
Delta Air Lines, Inc., Deb., 9.00%,
  05/15/16                                550,000        654,115
----------------------------------------------------------------
United Air Lines, Inc., Pass Thru
  Certificates, 9.56%, 10/19/18           300,000        368,127
----------------------------------------------------------------
                                                       1,859,864
----------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.44%

Advance Stores Co., Sr. Sub. Notes,
  10.25%, 04/15/08 (Acquired
  04/07/98; Cost $310,000)(b)             310,000        316,200
----------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.68%

Royal Bank of Scotland PLC (United
  Kingdom), Yankee Sub. Notes,
  6.375%, 02/01/11                        500,000        490,460
----------------------------------------------------------------

BANKS (MONEY CENTER)-1.96%

Bankers Trust New York Corp., Gtd.
  Notes, 7.875%, 02/25/27                 400,000        411,060
----------------------------------------------------------------
Deutsche Bank Financial, Gtd. Unsec.
  Sub. Deb., 6.70%, 12/13/06              750,000        765,240
----------------------------------------------------------------
First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                         200,000        228,534
----------------------------------------------------------------
                                                       1,404,834
----------------------------------------------------------------

BANKS (REGIONAL)-2.19%

HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                         500,000        510,960
----------------------------------------------------------------
Mercantile Bancorp Inc., Unsec. Sub.
  Notes, 7.30%, 06/15/07                1,000,000      1,056,350
----------------------------------------------------------------
                                                       1,567,310
----------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.00%

Coca-Cola Enterprises, Inc., Putable
  Notes, 8.35%, 06/20/20(c)             3,113,000        713,998
----------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-4.50%

Capstar Broadcasting Partners, Sr.
  Disc. Notes, 12.75%, 02/01/09(d)        390,000        292,500
----------------------------------------------------------------
Comcast Cable Communications, Notes,
  8.50%, 05/01/27                         500,000        592,170
----------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Yankee Disc.
  Notes, 10.75%, 02/15/07(d)              870,000        613,350
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

EchoStar DBS Corp., Sr. Sec. Gtd.
  Notes, 12.50%, 07/01/02              $  320,000    $   364,000
----------------------------------------------------------------
Kabelmedia Holdings GmbH (Germany),
  Sr. Yankee Unsec. Disc. Notes,
  13.625%, 08/01/06(d)                    200,000        156,000
----------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875%, 10/15/07(d)             700,000        418,250
----------------------------------------------------------------
TCI Communications Inc., Sr. Notes,
  8.00%, 08/01/05                         150,000        161,781
----------------------------------------------------------------
TeleWest Communications PLC (United
  Kingdom), Sr. Yankee Disc. Deb.,
  11.00%, 10/01/07(d)                     300,000        245,250
----------------------------------------------------------------
United International Holdings, Sr.
  Disc. Notes, 10.75%, 02/15/08(d)        600,000        382,500
----------------------------------------------------------------
                                                       3,225,801
----------------------------------------------------------------

CHEMICALS-2.73%

Nova Chemicals Ltd. (Canada), Yankee
  Deb., 7.00%, 08/15/26                   600,000        620,562
----------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada),
  Global Notes, 8.50%, 12/15/12           450,000        526,878
----------------------------------------------------------------
Solutia Inc., Bonds, 6.72%, 10/15/37      500,000        507,225
----------------------------------------------------------------
Sterling Chemicals, Inc., Sr. Unsec.
  Sub. Notes, 11.75%, 08/15/06            300,000        303,750
----------------------------------------------------------------
                                                       1,958,415
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.07%

Foamex Capital Corp., Sr. Sub.
  Notes, 13.50%, 08/15/05 (Acquired
  12/31/97; Cost $45,800)(b)               40,000         46,600
----------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.08%

Cable & Wireless Communications PLC
  (United Kingdom), Yankee Notes,
  6.75%, 03/06/08                         500,000        503,840
----------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                       250,000        273,125
----------------------------------------------------------------
                                                         776,965
----------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.29%

Commemorative Brands, Sr. Sub.
  Notes, 11.00%, 01/15/07                 200,000        205,000
----------------------------------------------------------------

CONSUMER FINANCE-1.01%

Household Finance Corp., Notes,
  7.125%, 09/01/05                        700,000        726,600
----------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.61%

BPC Holding Corp., Series B Sr.
  Notes, 12.50%, 06/15/06                 100,000        109,875
----------------------------------------------------------------
MVE Inc., Sr. Sec. Notes, 12.50%,
  02/15/02                                100,000        102,000
----------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
  11.25%, 04/01/07                        200,000        223,000
----------------------------------------------------------------
                                                         434,875
----------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.36%

AmeriServ Food Co., Gtd. Notes,
  10.125%, 07/15/07                       240,000        257,100
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
ELECTRIC COMPANIES-2.52%

Commonwealth Edison Co., 1st
  Mortgage Notes, 7.50%, 07/01/13      $  500,000    $   534,990
----------------------------------------------------------------
El Paso Electric Co.
  Series D Sec. 1st Mortgage Bonds,
  8.90%, 02/01/06                         250,000        280,407
----------------------------------------------------------------
  Series E Sec. 1st Mortgage Bonds,
  9.40%, 05/01/11                         250,000        285,835
----------------------------------------------------------------
Niagara Mohawk Power, 1st Mortgage
  Notes, 9.25%, 10/01/01                  650,000        704,236
----------------------------------------------------------------
                                                       1,805,468
----------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.32%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(d)              440,000        231,000
----------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.49%

Phase Metrics, Inc., Sr. Notes,
  10.75%, 02/01/05
  (Acquired 01/23/98-03/02/98; Cost
    $352,288)(b)   350,000                               348,250
----------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.31%

Panda Funding Corp., Series A-1
  Pooled Project Bonds, 11.625%,
  08/20/12                                199,591        218,552
----------------------------------------------------------------

ENTERTAINMENT-2.34%

Ascent Entertainment Group, Sr.
  Disc. Notes, 11.875%, 12/15/04(d)       400,000        254,000
----------------------------------------------------------------
Silver Cinemas, Inc., Sr. Sub.
  Notes, 10.50%, 04/15/05 (Acquired
  04/09/98; Cost $350,000)(b)             350,000        357,437
----------------------------------------------------------------
Time Warner, Inc., Deb., 9.125%,
  01/15/13                                500,000        613,675
----------------------------------------------------------------
  Notes, 8.18%, 08/15/07                  200,000        221,302
----------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26            125,000        127,355
----------------------------------------------------------------
Viacom, Inc., Sr. Notes, 7.75%,
  06/01/05                                100,000        105,888
----------------------------------------------------------------
                                                       1,679,657
----------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.62%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%, 02/15/10      100,000        111,306
----------------------------------------------------------------
Finova Capital Corp., Unsec. Notes,
  7.40%, 05/06/06                         500,000        529,095
----------------------------------------------------------------
US West Cap Funding Inc., Unsec.
  Gtd. Notes., 6.95%, 01/15/37            500,000        523,275
----------------------------------------------------------------
                                                       1,163,676
----------------------------------------------------------------

FOODS-2.24%

ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                        900,000        955,323
----------------------------------------------------------------
Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                                260,000        295,100
----------------------------------------------------------------
RAB Enterprises, Inc., Sr. Notes
  10.50%, 05/01/05 (Acquired
  04/28/98; Cost $350,000)(b)             350,000        352,625
----------------------------------------------------------------
                                                       1,603,048
----------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.17%

Showboat Marina Casino Partnership &
  Showboat Marina Financial Corp.,
  Series B Sec. 1st Mortgage Notes,
  13.50%, 03/15/03                        100,000        118,250
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-0.37%

Global Health Sciences, Sr. Notes,
  11.00%, 05/01/08 (Acquired
  04/17/98; Cost $262,078)(b)          $  270,000    $   265,950
----------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.72%

Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                         500,000        514,300
----------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.64%

Sun Healthcare Group, Inc., Sr. Sub.
  Notes, 9.50%, 07/01/07 (Acquired
  07/01/97; Cost $448,200)(b)             450,000        457,875
----------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.44%

Alaris Medical Systems, Sr. Unsec.
  Gtd. Sub. Deb., 9.75%, 12/01/06         200,000        207,500
----------------------------------------------------------------
Dade International Inc., Series B
  Sr. Sub. Notes, 11.125%, 05/01/06       100,000        111,500
----------------------------------------------------------------
                                                         319,000
----------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.30%

Dynacare Inc. (Canada), Sr. Yankee
  Notes, 10.75%, 01/15/06                 200,000        214,000
----------------------------------------------------------------

HOMEBUILDING-0.58%

D. R. Horton Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06                  55,000         59,400
----------------------------------------------------------------
Engle Homes, Inc., Sr. Unsec. Gtd.
  Notes, 9.25%, 02/01/08                  350,000        357,000
----------------------------------------------------------------
                                                         416,400
----------------------------------------------------------------

HOUSEWARES-0.48%

Decora Industries, Inc., Sr. Sec.
  Notes, 11.00%, 05/01/05 (Acquired
  04/24/98; Cost $341,732)(b)             350,000        343,437
----------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.11%

Torchmark Corp., Notes, 7.875%,
  05/15/23                                750,000        796,440
----------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.43%

Travelcenters of America Inc., Sr.
  Gtd. Unsec. Sub. Deb., 10.25%,
  04/01/07                                290,000        306,675
----------------------------------------------------------------

IRON & STEEL-1.19%

Acme Metal, Inc., Sr. Notes,
  10.875%, 12/15/07 (Acquired
  01/20/98; Cost $362,600)(b)             370,000        373,700
----------------------------------------------------------------
GS Industries, Inc., Sr. Gtd. Notes,
  12.00%, 09/01/04                        200,000        220,000
----------------------------------------------------------------
Sheffield Steel Corp., 1st Mortgage
  Notes, 11.50%, 12/01/05                 250,000        260,625
----------------------------------------------------------------
                                                         854,325
----------------------------------------------------------------

LODGING-HOTELS-0.45%

Coast Hotels & Casinos Inc., Series
  B Sec. 1st Mortgage Gtd. Notes,
  13.00%, 12/15/02                         70,000         80,850
----------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb., 7.375%,
  11/15/15                                150,000        139,128
----------------------------------------------------------------
John Q. Hammons Hotels Inc., Sec.
  1st Mortgage Notes, 9.75%,
  10/01/05                                100,000        104,750
----------------------------------------------------------------
                                                         324,728
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
MANUFACTURING (SPECIALIZED)-0.77%

First Wave Marine, Inc., Sr. Unsec.
  Gtd. Notes, 11.00%, 02/01/08         $  250,000    $   263,750
----------------------------------------------------------------
MMI Products Inc., Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                 260,000        287,950
----------------------------------------------------------------
                                                         551,700
----------------------------------------------------------------

METAL FABRICATORS-0.09%

Gulf States Steel Corp., 1st
  Mortgage Notes, 13.50%, 04/15/03         60,000         62,400
----------------------------------------------------------------

METALS MINING-0.36%

Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05            250,000        255,995
----------------------------------------------------------------

NATURAL GAS-1.01%

Enron Corp., Notes, 6.75%, 08/01/09       400,000        403,728
----------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%, 06/15/06       300,000        318,000
----------------------------------------------------------------
                                                         721,728
----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.29%

United Stationer Supply, Sr. Sub.
  Notes, 12.75%, 05/01/05                 180,000        207,450
----------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.83%

Gulf Canada Resources, Ltd.
  (Canada), Sr. Yankee Unsec. Notes,
  8.35%, 08/01/06                         550,000        598,301
----------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.44%

Petroleum Geo-Services A.S.A.
  (Norway), Yankee Notes, 7.50%,
  03/31/07                                500,000        529,175
----------------------------------------------------------------
R&B Falcon Corp., Sr. Notes, 7.375%,
  04/15/18
  (Acquired 04/08/98; Cost
  $495,870)(b)                            500,000        501,070
----------------------------------------------------------------
                                                       1,030,245
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.67%

Abraxas Petroleum Corp., Series B
  Sr. Notes, 11.50%, 11/01/04              95,000         99,750
----------------------------------------------------------------
Canadian Forest Oil Ltd. (Canada),
  Sr. Sub. Notes, 8.75%, 09/15/07
  (Acquired 01/28/98; Cost
  $350,875)(b)                            350,000        357,000
----------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes,
  9.625%, 05/01/05 (Acquired
  04/17/98; Cost $220,000)(b)             220,000        222,750
----------------------------------------------------------------
Kelley Oil & Gas Corp., Series B Sr.
  Gtd. Sub. Notes, 10.375%, 10/15/06      250,000        260,000
----------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07           250,000        257,113
----------------------------------------------------------------
                                                       1,196,613
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.30%

National Fiberstok Corp., Series B
  Sr. Notes, 11.625%, 06/15/02            200,000        215,000
----------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.42%

News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13              250,000        300,753
----------------------------------------------------------------
RAILROADS-0.67%
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37                  450,000        479,300
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUST-1.95%

Glenborough Realty Trust, Sr. Notes,
  7.625%, 03/15/05 (Acquired
  03/18/98; Cost $499,185)(b)          $  500,000    $   497,815
----------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.625%, 03/15/08                 400,000        399,520
----------------------------------------------------------------
Spieker Properties LP, Unsec. Deb.,
  7.35%, 12/01/17                         500,000        499,170
----------------------------------------------------------------
                                                       1,396,505
----------------------------------------------------------------

RESTAURANTS-0.41%

Planet Hollywood International,
  Inc., Sr. Sub. Notes, 12.00%,
  04/01/05 (Acquired 03/20/98; Cost
  $300,000)(b)                            300,000        296,250
----------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.39%

Carr-Gottstein Foods Co., Sr. Sub.
  Notes, 12.00%, 11/15/05                 250,000        276,562
----------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.33%

Plainwell, Inc., Sr. Sub. Notes,
  11.00%, 03/01/08 (Acquired
  03/03/98-03/04/98; Cost
  $231,025)(b)                            230,000        238,331
----------------------------------------------------------------

RETAIL (SPECIALTY)-0.45%

CSK Auto Inc., Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                        130,000        143,000
----------------------------------------------------------------
Icon Health & Fitness, Series B Sr.
  Sub. Notes, 13.00%, 07/15/02             70,000         74,900
----------------------------------------------------------------
Wilsons-The Leather Experts Inc.,
  Sr. Notes, 11.25%, 08/15/04
  (Acquired 08/14/97; Cost
  $100,000)(b)                            100,000        104,000
----------------------------------------------------------------
                                                         321,900
----------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.20%

J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07                150,000        142,875
----------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.87%

Sovereign Bancorp, Inc., Sub. Notes,
  8.00%, 03/15/03                         600,000        627,480
----------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.30%

MDC Communications Corp. (Canada),
  Sr. Yankee Unsec. Sub. Notes,
  10.50%, 12/01/06                        200,000        217,000
----------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.70%

Choice Hotels International, Inc.,
  Notes, 7.125%, 05/01/08 (Acquired
  04/28/98; Cost $496,770)(b)             500,000        498,420
----------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.38%

MSX International, Inc., Sr. Sub.
  Notes, 11.375%, 01/15/08 (Acquired
  01/16/98; Cost $260,150)(b)             260,000        269,100
----------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.35%

ATC Group Services, Inc., Sr. Sub.
  Notes, 12.00%, 01/15/08 (Acquired
  01/22/98-01/28/98; Cost
  $253,750)(b)                            250,000        248,750
----------------------------------------------------------------

SHIPPING-1.78%

Alpha Shipping PLC (United Kingdom),
  Sr. Notes, 9.50%, 02/15/08
  (Acquired 02/25/98; Cost
  $387,632)(b)                            400,000        386,000
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
SHIPPING-(CONTINUED)

Holt Group, Sr. Notes, 9.75%,
  01/15/06 (Acquired
  01/14/98-01/15/98; Cost
  $190,300)(b)                         $  190,000    $   193,325
----------------------------------------------------------------
Hutchison Whampoa Ltd. (Cayman
  Islands), Series D Sr. Gtd. Unsub.
  Deb., 6.988%, 08/01/37 (Acquired
  10/02/97; Cost $502,005)(b)             500,000        475,540
----------------------------------------------------------------
Stena A.B. (Sweden), Sr. Yankee
  Unsec. Notes, 10.50%, 12/15/05          200,000        218,500
----------------------------------------------------------------
                                                       1,273,365
----------------------------------------------------------------

SOVEREIGN DEBT-1.20%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16           300,000        340,317
----------------------------------------------------------------
Province of Quebec (Canada), Notes,
  6.29%, 03/06/26                         500,000        520,870
----------------------------------------------------------------
                                                         861,187
----------------------------------------------------------------

TELECOMMUNICATIONS-0.51%

KMC Telecom Holdings, Inc., Sr.
  Disc. Notes, 12.50%, 02/15/08
  (Acquired 01/26/98-03/03/98; Cost
  $332,625)(b)(d)                         600,000        366,000
----------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.68%

360 Communications Co.,
  Sr. Unsec. Notes, 7.50%, 03/01/06       500,000        531,560
----------------------------------------------------------------
  Sr. Unsec. Notes, 7.60%, 04/01/09       250,000        269,885
----------------------------------------------------------------
GST Telecommunications, Inc., Sr.
  Sec. Notes, 13.25%, 05/01/07
  (Acquired 05/08/97; Cost
  $200,000)(b)                            200,000        232,500
----------------------------------------------------------------
Pagemart Wireless, Inc., Sr. Disc.
  Notes, 11.25%, 02/01/08 (Acquired
  01/22/98-03/03/98; Cost
  $363,372)(b)(d)                         600,000        381,750
----------------------------------------------------------------
Sygnet Wireless Inc., Sr. Unsec.
  Notes, 11.50%, 10/01/06                 160,000        178,400
----------------------------------------------------------------
Triton Communications, Sr. Disc.
  Notes, 11.00%, 05/01/08 (Acquired
  04/29/98; Cost $322,273)(b)(d)          550,000        327,938
----------------------------------------------------------------
                                                       1,922,033
----------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.34%

Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee Notes,
  11.50%, 12/15/07                        250,000        273,750
----------------------------------------------------------------
MCI Communications Corp., Putable
  Deb., 7.125%, 06/15/27                  650,000        683,338
----------------------------------------------------------------
                                                         957,088
----------------------------------------------------------------

TELEPHONE-0.89%

Esat Holdings Ltd. (Ireland), Sr.
  Yankee Notes, 12.50%, 02/01/07(d)       350,000        262,500
----------------------------------------------------------------
ICG Services, Inc., Sr. Disc. Notes,
  10.00%, 02/15/08 (Acquired
  02/09/98; Cost $375,760)(b)(d)          600,000        373,500
----------------------------------------------------------------
                                                         636,000
----------------------------------------------------------------

TEXTILES (APPAREL)-0.66%

Fruit of the Loom, Notes, 6.50%,
  11/15/03                                500,000        474,650
----------------------------------------------------------------

TRUCKERS-0.38%

AmeriTruck Distribution Corp.,
  Series B Sr. Sub. Notes, 12.25%,
  11/15/05                                300,000        271,500
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
TRUCKS & PARTS-0.12%

Blue Bird Body Co., Series B Sr.
  Sub. Notes, 10.75%, 11/15/06         $   80,000    $    89,000
----------------------------------------------------------------

WASTE MANAGEMENT-1.82%

Allied Waste Industries Inc., Sr.
  Unsec. Disc. Notes, 11.30%,
  06/01/07(d)                             620,000        460,350
----------------------------------------------------------------
Norcal Waste Systems Inc., Series B
  Sr. Gtd. Notes, 13.50%, 11/15/05        150,000        174,750
----------------------------------------------------------------
WMX Technologies, Inc., Unsec.
  Notes, 7.10%, 08/01/26                  650,000        668,376
----------------------------------------------------------------
                                                       1,303,476
----------------------------------------------------------------
         Total U.S. Dollar
           Denominated
           Non-Convertible Bonds &
           Notes (Cost $43,219,315)                   44,734,260
----------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS & NOTES(e)-11.36%

CANADA-7.27%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12               CAD              300,000        240,178
----------------------------------------------------------------
Bell Canada (Telephone), Unsec.
  Deb., 10.875%, 10/11/04                 250,000        221,147
----------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08                   750,000        537,775
----------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00                  250,000        196,087
----------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%, 08/13/07
  (Acquired 07/31/97-11/04/97; Cost
  $491,328)(b)(d)                       1,100,000        525,055
----------------------------------------------------------------
Molson Breweries Co. Ltd.
  (Beverages-Alcoholic), Unsub.
  Notes, 6.00%, 06/02/08 (Acquired
  01/27/98; Cost $480,465)(b)             700,000        487,028
----------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%, 06/01/27     1,000,000        831,975
----------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07            750,000        531,992
----------------------------------------------------------------
Teleglobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03            650,000        505,753
----------------------------------------------------------------
Trans-Canada Pipelines (Oil &
  Gas-Exploration & Production),
  Series Q Deb., 10.625%, 10/20/09        375,000        362,907
----------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06           500,000        407,938
----------------------------------------------------------------
Westcoast Energy, Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 6.45%, 12/18/06 (Acquired
  12/03/96; Cost $369,657)(b)             500,000        365,066
----------------------------------------------------------------
                                                       5,212,901
----------------------------------------------------------------

FRANCE-0.20%

Credit Foncier de France
  (Financial-Diversified),
  Sr. Unsec. Unsub. Eurobonds,
    6.50%, 02/22/99              FRF      750,000         97,628
----------------------------------------------------------------
  Sr. Unsec. Unsub. Eurobonds,
    6.00%, 11/15/01                       250,000         43,427
----------------------------------------------------------------
                                                         141,055
----------------------------------------------------------------

GERMANY-1.99%

Daimler-Benz A.G. (Automobiles),
  Gtd. Unsub. Eurobonds, 4.125%,
  07/05/03         DEM                    430,000        412,240
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
GERMANY-(CONTINUED)

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Unsec.
  Global Bonds, 7.125%, 04/12/05 DEM      475,000    $   300,467
----------------------------------------------------------------
LKB Global (Financial-Diversified),
  Gtd. Notes, 6.00%, 01/25/06           1,200,000        715,766
----------------------------------------------------------------
                                                       1,428,473
----------------------------------------------------------------

NEW ZEALAND-0.30%

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Unsec. Sr.
  Notes, 6.63%, 08/20/07(c)      NZD      750,000        213,937
----------------------------------------------------------------

UNITED KINGDOM-1.60%

Ford Credit Europe PLC
  (Financial-Diversified), Deb.,
  6.00%, 03/30/99               GBP       200,000        113,638
----------------------------------------------------------------
KFW International Finance
  (Investment Banking/ Brokerage),
  Gtd. Eurobonds, 10.625%, 09/03/01       100,000        186,356
----------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial-Diversified), Gtd.
  Bonds, 8.625%, 06/03/22 (Acquired
  05/29/97; Cost $733,621)(b)             450,000        843,881
----------------------------------------------------------------
                                                       1,143,875
----------------------------------------------------------------
         Total Non-U.S. Dollar
           Denominated
           Non-Convertible Bonds &
           Notes (Cost $7,968,996)                     8,140,241
----------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
CONVERTIBLE BONDS & NOTES(e)-2.11%

JAPAN-0.22%

Glaxo Wellcome PLC
  (Financial-Diversified), Conv.
  Unsub. Notes, 4.30%, 09/28/98  JPY    4,000,000         72,815
----------------------------------------------------------------
Sony Corp. (Electrical Equipment),
  Conv. Deb., 1.40%, 03/31/05           8,000,000         86,895
----------------------------------------------------------------
                                                         159,710
----------------------------------------------------------------

UNITED KINGDOM-1.89%

British Airport Authority PLC
  (Airlines), Conv. Eurobonds,
  5.75%, 03/29/06           GBP           450,000        899,387
----------------------------------------------------------------
National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08                                250,000        453,666
----------------------------------------------------------------
                                                       1,353,053
----------------------------------------------------------------
         Total Non-U.S. Dollar
           Denominated Convertible
           Bonds & Notes (Cost
           $1,344,644)                                 1,512,763
----------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
GOVERNMENT BONDS & NOTES(e)-18.66%

AUSTRALIA-2.39%

New South Wales Treasury Corp., Gtd.
  Notes, 8.00%, 03/01/08         AUD    1,500,000      1,107,271
----------------------------------------------------------------
Queensland Treasury Corp., Gtd.
  Bonds, 6.50%, 06/14/05                  900,000        604,468
----------------------------------------------------------------
                                                       1,711,739
----------------------------------------------------------------

CANADA-3.76%

B.C. Generic Residual, Deb., 13.88%,
  06/21/04(c)                         CAD     150,000      75,074
----------------------------------------------------------------
Canada Government, Bonds, 7.00%,
  12/01/06                              1,000,000        776,711
----------------------------------------------------------------
Municipal Finance Authority of
  British Columbia, Bonds, 7.75%,
  12/01/05                                500,000        396,563
----------------------------------------------------------------

                                      PRINCIPAL(a)     MARKET
                                         AMOUNT         VALUE
CANADA-(CONTINUED)

Ontario Province,
  Deb., 11.125%, 02/14/01        CAD      500,000    $   920,791
----------------------------------------------------------------
  Sr. Unsec. Unsub. Deb., 6.875%,
    09/15/00                               35,000         58,475
----------------------------------------------------------------
  Sr. Unsub. Global Bonds, 8.00%,
    03/11/03                              600,000        466,253
----------------------------------------------------------------
                                                       2,693,867
----------------------------------------------------------------

FRANCE-0.83%

French Treasury Bill, Notes, 5.75%,
  11/12/98 FRF                          3,500,000        589,202
----------------------------------------------------------------

GERMANY-0.99%

Bundesrepublik Deutschland,
  Bonds, 6.75%, 07/15/04         DEM      750,000        462,065
----------------------------------------------------------------
  Bonds, 6.875%, 05/12/05                 400,000        249,264
----------------------------------------------------------------
                                                         711,329
----------------------------------------------------------------

NEW ZEALAND-2.62%

Federal National Mortgage
  Association, Notes, 7.25%,
  06/20/02                    NZD         750,000        406,418
----------------------------------------------------------------
New Zealand Government,
  Bonds, 8.00%, 02/15/01                1,000,000        561,707
----------------------------------------------------------------
  Bonds, 10.00%, 03/15/02               1,500,000        905,061
----------------------------------------------------------------
                                                       1,873,186
----------------------------------------------------------------

SWEDEN-3.31%

Swedish Government,
  Bonds, 13.00%, 06/15/01        SEK    3,000,000        475,598
----------------------------------------------------------------
  Bonds, 10.25%, 05/05/03               5,000,000        793,582
----------------------------------------------------------------
  Bonds, 6.00%, 02/09/05                4,000,000        540,935
----------------------------------------------------------------
  Bonds, 6.50%, 10/25/06                4,000,000        563,933
----------------------------------------------------------------
                                                       2,374,048
----------------------------------------------------------------

UNITED KINGDOM-4.76%

Federal National Mortgage
  Association, Unsec. Sr. Notes,
  6.875%, 06/07/02              GBP       350,000        597,803
----------------------------------------------------------------
United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00                  350,000        608,898
----------------------------------------------------------------
  Bonds, 7.50%, 12/07/06                  450,000        834,663
----------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01             800,000      1,372,565
----------------------------------------------------------------
                                                       3,413,929
----------------------------------------------------------------
         Total Non-U.S. Dollar
           Denominated Government
           Bonds & Notes (Cost
           $13,801,469)                               13,367,300
----------------------------------------------------------------

DOMESTIC COMMON STOCK-0.02%

                                      SHARES
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.02%

Nextel Communications, Inc. (Cost
  $9,000)(f)                                557             15,979
------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.72%

BANKS (REGIONAL)-0.76%

WBK STRYPES Trust-$3.135                 16,000            546,000
------------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.96%

Conseco Inc.-$4.278 Conv. PRIDES          4,000            685,000
------------------------------------------------------------------
         Total Domestic Convertible
           Preferred Stocks (Cost $746,100)              1,231,000
------------------------------------------------------------------

                                                       MARKET
                                      SHARES           VALUE
DOMESTIC NON-CONVERTIBLE PREFERRED STOCKS-0.00%

ENTERTAINMENT-0.00%

Time Warner Inc.-Series M,
  $102.50 PIK Pfd. (Cost $25)                 1          $   1,125
------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-0.10%

FRANCE-0.10%

Societe Generale (Banks-Major
  Regional) (Cost $44,327)                  350             70,789
------------------------------------------------------------------

WARRANTS-0.09%

ELECTRICAL EQUIPMENT-0.01%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04(g)                               440              8,800
------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.01%

MVE Inc., expiring 02/15/02(g)              100              2,000
------------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel Corp., expiring
  04/15/03(g)                                60                165
------------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital Inc., Series I,
  expiring 11/14/99(g)                       70              1,750
------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(g)                      330              3,465
------------------------------------------------------------------
Orion Network Systems, Inc.,
  expiring 01/15/07(g)                      420              7,140
------------------------------------------------------------------
                                                            10,605
------------------------------------------------------------------

                                                       MARKET
                                      SHARES           VALUE
TELEPHONE-0.06%

ESAT Holdings Ltd., expiring
  02/01/07 (Acquired 06/16/97;
  Cost $0)(b)(g)                            350         $   14,000
------------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(g)                      150             20,250
------------------------------------------------------------------
Knology Holdings, Inc., expiring
  10/15/07 (Acquired 03/12/98;
  Cost $0)(b)(g)                            700              3,675
------------------------------------------------------------------
                                                            37,925
------------------------------------------------------------------
         Total Warrants (Cost
           $2,812)                                          61,245
------------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-2.85%

Notes, 6.25%, 08/31/02             $  1,500,000          1,531,665
------------------------------------------------------------------
Bonds, 6.125%, 11/15/27                 500,000            512,105
------------------------------------------------------------------
         Total U.S. Treasury
           Securities (Cost
           $2,063,672)                                   2,043,770
------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-0.57%

Tennessee Valley Authority,
  Bonds, 5.98%, 04/01/36 (Cost
  $407,160)                             400,000            410,188
------------------------------------------------------------------

REPURCHASE AGREEMENT-0.71%(h)

Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(i)(Cost
  $509,050)                             509,050            509,050
------------------------------------------------------------------
TOTAL INVESTMENTS-100.63%                               72,097,710
------------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.63)%                                     (450,196)
------------------------------------------------------------------
NET ASSETS-100.00%                                    $ 71,647,514
==================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Principal amount is in U.S. Dollars, except as indicated by note (e).
(b) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 4/30/98 was $11,422,568 which represented 15.94% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(f) Non-income producing security.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 4/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations,
    0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 4/30/98 of $306,000,308.

Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Deb.    - Debentures
DEM     - German Deutschmark
Disc.   - Discounted
FRF     - French Franc
GBP     - British Pound Sterling
Gtd.    - Guaranteed
JPY     - Japanese Yen
NZD     - New Zealand Dollar
Pfd.    - Preferred
PIK     - Payment in Kind
PRIDES  - Preferred Redemption Increased Dividend Equity Securities
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
  $70,116,570)                                  $72,097,710
-----------------------------------------------------------
Foreign currencies, at value (cost $2,500)            2,506
-----------------------------------------------------------
Receivables for:
  Investments sold                                  194,225
-----------------------------------------------------------
  Capital stock sold                                908,114
-----------------------------------------------------------
  Dividends and interest                          1,450,074
-----------------------------------------------------------
  Forward contracts                                  85,706
-----------------------------------------------------------
Investment for deferred compensation plan            12,079
-----------------------------------------------------------
Other assets                                         19,974
-----------------------------------------------------------
    Total assets                                 74,770,388
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           1,169,043
-----------------------------------------------------------
  Capital stock reacquired                        1,792,222
-----------------------------------------------------------
  Dividends                                          69,982
-----------------------------------------------------------
  Deferred compensation plan                         12,079
-----------------------------------------------------------
Accrued advisory fees                                 9,398
-----------------------------------------------------------
Accrued administrative services fees                  6,264
-----------------------------------------------------------
Accrued directors' fees                                 533
-----------------------------------------------------------
Accrued distribution fees                            42,140
-----------------------------------------------------------
Accrued transfer agent fees                          14,027
-----------------------------------------------------------
Accrued operating expenses                            7,186
-----------------------------------------------------------
    Total liabilities                             3,122,874
-----------------------------------------------------------
Net assets applicable to shares outstanding     $71,647,514
===========================================================

NET ASSETS:

Class A                                         $41,159,559
===========================================================
Class B                                         $29,721,926
===========================================================
Class C                                         $   766,029
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     3,732,043
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,696,496
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                        69,551
===========================================================
Class A:

  Net asset value and redemption price per
    share                                       $     11.03
===========================================================
  Offering price per share:
    (Net asset value of $11.03 / 95.25%)        $     11.58
===========================================================
Class B:

  Net asset value and offering price per share  $     11.02
===========================================================
Class C:

  Net asset value and offering price per share  $     11.01
===========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                         $2,336,355
-----------------------------------------------------------
Dividends (net of $1,316 foreign withholding
  tax)                                               42,560
-----------------------------------------------------------
      Total investment income                     2,378,915
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       219,552
-----------------------------------------------------------
Administrative services fees                         40,039
-----------------------------------------------------------
Custodian fees                                       12,795
-----------------------------------------------------------
Directors' fees                                       4,652
-----------------------------------------------------------
Distribution fees-Class A                            86,370
-----------------------------------------------------------
Distribution fees-Class B                           138,307
-----------------------------------------------------------
Distribution fees-Class C                             2,600
-----------------------------------------------------------
Transfer agent fees-Class A                          39,044
-----------------------------------------------------------
Transfer agent fees-Class B                          31,261
-----------------------------------------------------------
Transfer agent fees-Class C                             587
-----------------------------------------------------------
Other                                                58,255
-----------------------------------------------------------
      Total expenses                                633,462
-----------------------------------------------------------
Less:
      Fees waived by advisor                       (169,369)
-----------------------------------------------------------
      Expenses paid indirectly                       (1,314)
-----------------------------------------------------------
      Net expenses                                  462,779
-----------------------------------------------------------
Net investment income                             1,916,136
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                             413,697
-----------------------------------------------------------
  Foreign currencies                               (257,469)
-----------------------------------------------------------
  Forward currency contracts                        397,692
-----------------------------------------------------------
                                                    553,920
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                             164,517
-----------------------------------------------------------
  Foreign currencies                                 (1,688)
-----------------------------------------------------------
  Forward currency contracts                        133,314
-----------------------------------------------------------
                                                    296,143
-----------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward currency contracts       850,063
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $2,766,199
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  1998            1997
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  1,916,136    $ 3,129,370
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward currency contracts                      553,920        397,245
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and forward currency contracts              296,143        794,339
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         2,766,199      4,320,954
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (1,095,547)    (1,835,866)
------------------------------------------------------------------------------------------
  Class B                                                         (805,523)    (1,337,369)
------------------------------------------------------------------------------------------
  Class C                                                          (15,066)          (767)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                          (38,835)            --
------------------------------------------------------------------------------------------
  Class B                                                          (31,094)            --
------------------------------------------------------------------------------------------
  Class C                                                             (585)            --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (114,141)      (311,081)
------------------------------------------------------------------------------------------
  Class B                                                          (91,049)      (242,850)
------------------------------------------------------------------------------------------
  Class C                                                           (1,412)          (605)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        9,922,519      8,692,165
------------------------------------------------------------------------------------------
  Class B                                                        4,345,382      8,049,066
------------------------------------------------------------------------------------------
  Class C                                                          519,547        239,702
------------------------------------------------------------------------------------------
    Net increase in net assets                                  15,360,395     17,573,349
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           56,287,119     38,713,770
------------------------------------------------------------------------------------------
  End of period                                               $ 71,647,514    $56,287,119
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 69,049,534    $54,262,086
------------------------------------------------------------------------------------------
  Undistributed net investment income                              (81,435)       (10,921)
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and forward currency
    contracts                                                      610,385        263,067
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                    2,069,030      1,772,887
------------------------------------------------------------------------------------------
                                                              $ 71,647,514    $56,287,119
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Global Income Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in the financial statements pertains only to the Fund. The Fund's investment objective is to provide high current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding contracts at April 30, 1998 were as follows:

                                                             UNREALIZED
  SETTLEMENT                                 CONTRACT TO    APPRECIATION
     DATE        DELIVER          VALUE        RECEIVE     (DEPRECIATION)
  ----------  --------------   -----------   -----------   --------------
  05/04/98    AUD    730,000   $   476,175   $   502,167      $ 25,992
  05/18/98    NZD  2,680,000     1,486,344     1,554,400        68,056
  05/20/98    DEM  1,400,000       781,243       773,139        (8,104)
  05/29/98    GBP  1,300,000     2,171,096     2,132,000       (39,096)
  06/05/98    JPY 20,500,000       155,689       164,659         8,970
  06/19/98    NZD  1,000,000       552,990       578,000        25,010
  06/22/98    AUD    870,000       568,038       577,158         9,120
  07/15/98    DEM    660,000       369,448       364,863        (4,585)
  07/27/98    GBP    550,000       916,037       911,570        (4,467)
  07/28/98    DEM  1,850,000     1,036,295     1,038,159         1,864
  07/29/98    SEK 18,000,000     2,331,470     2,340,702         9,232
  07/31/98    GBP  1,200,000     1,998,286     1,992,000        (6,286)
                               -----------   -----------      --------
                               $12,843,111   $12,928,817      $ 85,706
                               ===========   ===========      ========

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the six months ended April 30, 1998, AIM waived fees of $169,369.
  The Fund, pursuant to a master administrative services agreement, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $40,039 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended April 30, 1998, the Fund paid AFS $41,992 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $86,370, $138,307 and $2,600, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $20,964 from sales of the Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $7,140 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1998, the Fund incurred legal fees of $1,284 for services rendered by the law firm of Kramer, Levin, Naftalis, & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $358 and $956, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,314 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $28,130,662, and $10,772,001, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998, is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 3,381,672
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,401,254)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $ 1,980,418
=============================================================

Cost of investments for tax purposes is $70,117,292.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                                                      APRIL 30,                   OCTOBER 31,
                                                                        1998                         1997
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------    -----------    ----------    -----------
Sold:
  Class A                                                      1,635,532    $17,982,402     1,677,097    $17,985,938
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        814,755      8,957,551     1,244,806     13,337,043
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        49,894        547,451        23,915        258,631
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         95,050      1,043,251       168,472      1,809,673
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         69,355        760,197       118,888      1,275,952
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                         1,296         14,221            71            779
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (828,567)    (9,103,134)   (1,035,690)   (11,103,446)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (488,561)    (5,372,366)     (610,857)    (6,563,929)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (3,817)       (42,125)       (1,808)       (19,708)
--------------------------------------------------------------------------------------------------------------------
                                                               1,344,937    $14,787,448     1,584,894    $16,980,933
====================================================================================================================

* Class C Shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during the six months ended April 30, 1998, each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (dates operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                              OCTOBER 31,
                                                              APRIL 30,      ---------------------------------------------
                                                                 1998           1997         1996        1995        1994
                                                              ----------     ----------     -------     -------     ------
Net asset value, beginning of period                           $ 10.93        $ 10.85        $10.74      $10.02     $10.00
------------------------------------------------------------   -------        -------       -------     -------     ------
Income from investment operations:
  Net investment income                                           0.35(a)        0.72          0.79(a)     0.79       0.08
------------------------------------------------------------   -------        -------       -------     -------     ------
  Net gains on securities (both realized and unrealized)          0.15           0.21          0.25        0.75       0.01
------------------------------------------------------------   -------        -------       -------     -------     ------
      Total from investment operations                            0.50           0.93          1.04        1.54       0.09
------------------------------------------------------------   -------        -------       -------     -------     ------
Less distributions:
  Dividends from investment income                               (0.36)         (0.72)        (0.81)      (0.82)     (0.07)
------------------------------------------------------------   -------        -------       -------     -------     ------
  Distributions from net realized gains                          (0.04)         (0.13)        (0.12)         --         --
------------------------------------------------------------   -------        -------       -------     -------     ------
      Total distributions                                        (0.40)         (0.85)        (0.93)      (0.82)     (0.07)
------------------------------------------------------------   -------        -------       -------     -------     ------
Net asset value, end of period                                 $ 11.03        $ 10.93       $ 10.85     $ 10.74     $10.02
============================================================   =======        =======       =======     =======     ======
Total return(b)                                                   4.64%          9.05%        10.22%      16.07%      0.93%
============================================================   =======        =======       =======     =======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $41,160        $30,924       $21,926     $10,004     $2,661
============================================================   =======        =======       =======     =======     ======
Ratio of expenses to average net assets(c)                        1.26%(d)(e)    1.25%         1.25%       1.25%      1.25%(f)
============================================================   =======        =======       =======     =======     ======
Ratio of net investment income to average net assets(g)           6.33%(d)       6.54%         7.27%       7.38%      6.01%(f)
============================================================   =======        =======       =======     =======     ======
Portfolio turnover rate                                             18%            61%           83%        128%         6%
============================================================   =======        =======       =======     =======     ======

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and are not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.79% (annualized), 1.86%, 2.02%, 3.03% and 5.61% (annualized) for the periods 1998-1994.

(d) Ratios are annualized and based on average net assets of $34,834,156.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25% (annualized).

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.79% (annualized), 5.93%, 6.51%, 5.59% and 1.65% (annualized) for the periods 1998-1994.

                                                                       CLASS B
                                                -----------------------------------------------------            CLASS C
                                                                           OCTOBER 31,                   ------------------------
                                                APRIL 30,    ----------------------------------------    APRIL 30,    OCTOBER 31,
                                                  1998         1997        1996       1995      1994       1998          1997
                                                ---------    ---------    -------    ------    ------    ---------    -----------
Net asset value, beginning of period             $ 10.92      $ 10.84      $10.73    $10.01    $10.00     $10.92        $10.76
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
Income from investment operations:
  Net investment income                             0.32(a)      0.67        0.74(a)   0.74      0.07       0.32(a)       0.15(a)
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
  Net gains on securities (both realized and
    unrealized)                                     0.15         0.21        0.24      0.75      0.01       0.14          0.17
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
      Total from investment operations              0.47         0.88        0.98      1.49      0.08       0.46          0.32
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
Less distributions:
  Dividends from investment income                 (0.33)       (0.67)      (0.75)    (0.77)    (0.07)     (0.33)        (0.13)
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
  Distributions from net realized gains            (0.04)       (0.13)      (0.12)       --        --      (0.04)        (0.03)
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
      Total distributions                          (0.37)       (0.80)      (0.87)    (0.77)    (0.07)     (0.37)        (0.16)
----------------------------------------------   -------      -------     -------    ------    ------     ------        ------
Net asset value, end of period                   $ 11.02      $ 10.92     $ 10.84    $10.73    $10.01     $11.01        $10.92
==============================================   =======      =======     =======    ======    ======     ======        ======
Total return(b)                                     4.36%        8.48%       9.66%    15.56%     0.79%      4.27%         2.99%
==============================================   =======      =======     =======    ======    ======     ======        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $29,722      $25,121     $16,787    $4,207      $362     $  766        $  242
==============================================   =======      =======     =======    ======    ======     ======        ======
Ratio of expenses to average net assets(c)          1.75%(d)(e)  1.76%       1.75%     1.74%     1.73%(f)   1.74%(d)(e)   1.76%(f)
==============================================   =======      =======     =======    ======    ======     ======        ======
Ratio of net investment income to average net
  assets(g)                                         5.83%(d)     6.03%       6.77%     6.88%     3.59%(f)    5.84%(d)     6.03%(f)
==============================================   =======      =======     =======    ======    ======     ======        ======
Portfolio turnover rate                               18%          61%         83%      128%        6%        18%           61%
==============================================   =======      =======     =======    ======    ======     ======        ======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.29% (annualized), 2.37%, 2.53%, 3.57% and 22.09% (annualized) for
    1998-1994 for Class B and 2.28% (annualized) and 2.37% (annualized) for 1998-1997 for Class C.

(d) Ratios are annualized and based on average net assets of $27,890,546 and $524,338 for Class B and Class C, respectively.

(e) Ratios include expenses paid indirectly. Excluding expenses paid indirectly, the ratios of expenses to average net assets would have been the same.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.30% (annualized), 5.42%, 6.00%, 5.05% and (16.77)%
    (annualized) for 1998-1994 for Class B and 5.30% (annualized) and 5.42% (annualized) for 1998-1997 for Class C.

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Melville B. Cox                              Boston MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Jonathan C. Schoolar
of the U.S. House of Representatives              Vice President                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                   Renee A. Bamford                             1735 Market Street
Partner                                           Assistant Secretary                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  P. Michelle Grace                            COUNSEL TO THE DIRECTORS
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Jeffrey H. Kupor                             919 Third Avenue
                                                  Assistant Secretary                          New York, NY 10022
John F. Kroeger
Formerly Consultant                               Nancy L. Martin                              DISTRIBUTOR
Wendell & Stockel Associates, Inc.                Assistant Secretary
                                                                                               A I M Distributors, Inc.
Lewis F. Pennock                                  Ofelia M. Mayo                               11 Greenway Plaza
Attorney                                          Assistant Secretary                          Suite 100
                                                                                               Houston, TX 77046
Ian W. Robinson                                   Lisa A. Moss
Consultant; Formerly Executive                    Assistant Secretary
Vice President and
Chief Financial Officer                           Kathleen J. Pflueger
Bell Atlantic Management                          Assistant Secretary
Services, Inc.
                                                  Samuel D. Sirko
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Stephen I. Winer
Limited Partnership                               Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer

                                                                      The AIM Family of Funds--Registered Trademark--

                                                                      FOR AGGRESSIVE GROWTH
                                                                      AIM Aggressive Growth Fund*
                                                                      AIM Asian Growth Fund
                                                                      AIM Capital Development Fund
                                                                      AIM Constellation Fund
                                                                      AIM European Development Fund
                                                                      AIM Global Aggressive Growth Fund

                          [PHOTO OF                                   FOR GROWTH OF CAPITAL
                     ELEVEN GREENWAY PLAZA                            AIM Advisor International Value Fund
                        APPEARS HERE]                                 AIM Blue Chip Fund
                                                                      AIM Global Growth Fund
                                                                      AIM International Equity Fund
                                                                      AIM Select Growth Fund**
                                                                      AIM Value Fund
                                                                      AIM Weingarten Fund

                                                                      FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                      AIM Advisor Flex Fund
                                                                      AIM Advisor Large Cap Value Fund
                                                                      AIM Advisor MultiFlex Fund
                                                                      AIM Advisor Real Estate Fund
                                                                      AIM Balanced Fund
                                                                      AIM Charter Fund
                                                                      AIM Global Utilities Fund

                                                                      FOR HIGH CURRENT INCOME OR CURRENT INCOME
                                                                      AIM High Yield Fund
                                                                      AIM Global Income Fund
                                                                      AIM Income Fund

                                                                      FOR CURRENT TAX-FREE INCOME
                                                                      AIM High Income Municipal Fund
                                                                      AIM Municipal Bond Fund
                                                                      AIM Tax-Exempt Bond Fund of Connecticut
                                                                      AIM Tax-Free Intermediate Fund

                                                                      FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                      AIM Intermediate Government Fund
                                                                      AIM Limited Maturity Treasury Fund
                                                                      AIM Money Market Fund
                                                                      AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the            *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately             June 5, 1997. **On May 1, 1998, AIM Growth Fund was renamed
$89 billion in assets for more than 4.4 million                       AIM Select Growth Fund. For more complete information about
shareholders, including individual investors, corporate               any AIM Fund(s), including sales charges and expenses, ask
clients, and financial institutions, as of March 31, 1998.            your financial consultant or securities dealer for a free
The AIM Family of Funds-- Registered Trademark-- is                   prospectus(es). Please read the prospectus(es) carefully
distributed nationwide, and AIM today ranks among the                 before you invest or send money.
nation's top 15 mutual fund companies in assets under
management, according to Lipper Analytical Services, Inc.                              Invest with DISCIPLINE-SM-

